UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
_____________________
FORM 8-K _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 27, 2018
Luther Burbank Corporation (Exact Name of Registrant as Specified in Charter)
California (State or Other Jurisdiction of Incorporation)	001-38317 (Commission File Number)	68-0270948 (I.R.S. Employer Identification Number)

520 Third Street, Fourth Floor Santa Rosa, California 95401

(Address of Principal Executive Offices) (Zip Code)

(844) 446-8201

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On April 26, 2018, the Board of Directors (the “Board”) of Luther Burbank Corporation (the “Company”) approved and adopted amended and restated bylaws of the Company (the “Amended Bylaws”). The following summarizes substantive amendments made to the Bylaws:

•	Amending Section 2.10 to provide that one to three inspectors of election may be appointed;

•	Amending Section 3.7 to provide that regular meetings of the Board will be held at such times and places as may from time to time be fixed by resolution of the Board;

•	Striking Section 8.6 which applied to reporting by the Company when it had fewer than 100 shareholders.

The foregoing description of the amended and restated Bylaws is a summary only and is qualified in its entirety by reference to the full text of the Amended Bylaws, attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On April 27, 2018, the Company held an earnings call open to all shareholders and the public. Following the earnings call, and in response to a question asked during the call, the Company provided the below information:

•	Certificates of deposit maturing in the second quarter of 2018 had an average rate of approximately 1.27%. New and renewed certificates of deposit in March 2018 had an average rate of approximately 1.78%.

•	The differential between the average rate paid on maturing certificates of deposit and the average rate on and new and/or renewed certificates of deposit increased during the first quarter of 2018 and in April 2018.

The information in this item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information shall not be deemed an admission as to the materiality of any such information.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

3.1      Amended and Restated Bylaws of Luther Burbank Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luther Burbank Corporation

Dated: April 27, 2018	By: /s/ Liana Prieto
Liana Prieto
Executive Vice President, General Counsel and Corporate Secretary